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                                                                    EXHIBIT 10.6

                       FIFTH AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

          FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 31, 2001, among U.S.I. HOLDINGS CORPORATION, a Delaware corporation (the "Borrower"), the various lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), CREDIT LYONNAIS CAYMAN ISLAND BRANCH, as Administrative Agent (the "Administrative Agent") and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as Syndication Agent (the "Syndication Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Credit Agreement.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Syndication Agent are parties to a Credit Agreement, dated as of September 17, 1999 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

          WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as herein provided; and

          WHEREAS, the Lenders have agreed to the amendments to the Credit Agreement as herein provided, subject to the terms and conditions set forth herein;

          NOW, THEREFORE, the parties hereto agree as follows:

          1. Schedule 1.1(e) of the Credit Agreement is hereby amended by appending Exhibit A hereto.

          2. Section 7.1 of the Credit Agreement is hereby amended by:

          (i) deleting the table appearing in subsection (a) in its entirety and inserting in lieu thereof the following new table:

Date                          Ratio
----                          -----
March 31, 2000                 4.85
June 30, 2000                  4.75
September 30, 2000             4.50
December 31, 2000              4.25
March 31, 2001                 3.75
June 30, 2001                  4.00
September 30, 2001             4.00
December 31, 2001              4.25
March 31, 2002                4.375
June 30, 2002                 4.125
September 30, 2002             3.95

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Date                          Ratio
----                          -----
December 31, 2002              3.75
March 31, 2003 and the
last day of each fiscal
quarter thereafter             3.25

          (ii) deleting the table appearing in subsection (b) in its entirety and inserting in lieu thereof the following new table:

Date                          Ratio
----                          -----
March 31, 2000                 1.65
June 30, 2000                  1.75
September 30, 2000             2.25
December 31, 2000              2.25
March 31, 2001                 2.25
June 30, 2001                  2.25
September 30, 2001             2.25
December 31, 2001              2.25
March 31, 2002                 2.25
June 30, 2002                  2.25
September 30, 2002             2.50
December 31, 2002              3.00
March 31, 2003 and the
last day of each fiscal
quarter thereafter             3.00

          (iii) deleting the table appearing in subsection (c) in its entirety and inserting in lieu thereof the following new table:

Date                           Ratio
----                           -----
March 31, 2000                no test
June 30, 2000                 no test
September 30, 2000            no test
December 31, 2000             no test
March 31, 2001                no test
June 30, 2001                 no test
September 30, 2001            no test
December 31, 2001             no test
March 31, 2002                no test
June 30, 2002                 no test
September 30, 2002            no test
December 31, 2002             no test
March 31, 2003                 1.35
June 30, 2003                  1.35
September 30, 2003             1.35

                                       -2-

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Date                           Ratio
----                           -----
December 31, 2003             no test
March 31, 2004                no test
June 30, 2004                 no test
September 30, 2004            no test

          (iv) deleting the table appearing in subsection (d) in its entirety and inserting in lieu thereof the following new table:

Fiscal Quarter                   Amount
--------------                   ------
March 31, 2000                $190,000,000
June 30, 2000                 $190,000,000
September 30, 2000            $190,000,000
December 31, 2000             $190,000,000
March 31, 2001                $185,000,000
June 30, 2001                 $175,000,000
September 30, 2001            $170,000,000
December 31, 2001             $125,000,000
March 31, 2002                $107,000,000
June 30, 2002                 $107,000,000
September 30, 2002            $107,000,000
December 31, 2002             $107,000,000
March 31, 2003                $250,000,000
June 30, 2003                 $250,000,000
September 30, 2003            $250,000,000
December 31, 2003             $250,000,000
March 31, 2004                $250,000,000
June 30, 2004                 $250,000,000
September 30, 2004            $250,000,000

          (v) deleting the word "and" appearing at the end of subsection
(e)(iii) and inserting a comma in lieu thereof; and

          (vi) inserting at the beginning of subsection (e)(iv) before the phrase "during each subsequent fiscal year, 3.5% of the Borrower's consolidated total revenues (determined in accordance with GAAP) for its immediately preceding fiscal year" the following:

          "during fiscal year 2002, $14,000,000 and (v)".

          3. The Borrower hereby represents and warrants that (x) all representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the Fifth Amendment Effective Date (as defined below) after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date)

                                      -3-

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and (y) there exists no Default or Event of Default on the Fifth Amendment
Effective Date, after giving effect to this Amendment.

          4. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any provision of the Credit Agreement or any other Loan Document except as expressly set forth herein.

          5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          7. This Amendment shall become effective as of the date hereof on the date (the "Fifth Amendment Effective Date") when each of the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its notice office, shall have been signed by the parties thereto.

          8. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

                                      * * *

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          IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                            U.S.I. HOLDINGS CORPORATION


                                            By /s/ Bernard H. Mizel
                                               ---------------------------------
                                               Name: Bernard H. Mizel
                                               Title: Chairman & CEO


                                            CREDIT LYONNAIS CAYMAN ISLAND
                                              BRANCH


                                            By /s/ W. Michael George
                                               ---------------------------------
                                               Name: W. Michael George
                                               Title: Authorized Signature


                                            JPMORGAN CHASE BANK


                                            By /s/ Elisabeth H. Schwabe
                                               ---------------------------------
                                               Name: Elisabeth H. Schwabe
                                               Title: Managing Director


                                            FIRSTAR BANK, N.A.


                                            By
                                               ---------------------------------
                                               Name:
                                               Title: